UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 24, 2009
____________________________

Ironclad Performance Wear Corporation
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
2201 Park Place, Suite 101 El Segundo, CA 90245 (Address of Principal Executive Offices and zip code)

(310) 643-7800
 (Registrant’s telephone
number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Registrant’s Current Report on Form 8-K originally dated March 24, 2009 and filed with the Securities and Exchange Commission on March 24, 2009 (the “Original Form 8-K”), regarding the Registrant’s issuance of a press release regarding fourth quarter and year end results for fiscal 2008.  The purpose of this amendment is to correct errors in the press release filed as Exhibit 99.1 to the Original Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release entitled “Ironclad Performance Wear Reports Fourth Quarter and Fiscal Year Ended 2008 Results” dated March 24, 2009.*

* Furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: March 25, 2009	By:	/s/ Thomas Kreig
Thomas Kreig,
Interim Chief Financial Officer